EXHIBIT 99     Certification Pursuant to Title 18, United States
             Code, Section 1350, as Adopted Pursuant to Section 906
                       Of The Sarbanes-Oxley Act Of 2002


In connection with the Annual Report of World Wide Web, Inc. ("WWW") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Herb Sider, President, Principal Executive Officer, and Principal Financial Officer of World Wide Web, Inc., certify, pursuant to Title 18, United States Code,
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of WWW.

Date: April 15, 2003

/s/ Herb Sider
  -------------
Herb Sider
President,  Principal Executive Officer, and  Principal  Financial
Officer